OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                     Sep-00


                                             Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                     Ending             Scheduled         0
Principal         Scheduled         Prepaid               Liquidated       Pre-Funding       Principal             Gross
Balance           Principal         Principal             Principal                          Balance               Interest
-----------------------------------------------------------------------------------------------------------------------------------

202,181,280.46   (426,931.79)        (3,227,538.44)        0.00                 0.00        198,526,810.23       1,916,287.57
===================================================================================================================================

                      Scheduled                                               Amount
   Servicing          Pass Thru          Liquidation                       Available for                             Total
   Fee                Interest            Proceeds                          Distribution                              Distribution
-----------------------------------------------------------------------------------------------------------------------------------

  157,830.22          1,758,457.35         0.00              0.00          5,570,757.80                0.00      5,570,757.80
===================================================================================================================================


                          Pre-Funding Account
-----------------------------------------------------------------------------
Beginning Principal   Principal                           Ending Principal
Balance               Deposit           Distribution         Balance
-----------------------------------------------------------------------------


           0.00     64,416,658.00       0.00                 64,416,658.00
=============================================================================




                             P&I Advances at Distribution Date
  ------------------------------------------------------------------------------

        Beginning             Recovered            Current            Ending
         Balance              Advances             Advances           Balance
  -----------------------------------------------------------------------------

               0.00                  0.00         418,177.25        418,177.25
  ==============================================================================

                                            Certificate Account
-------------------------------------------------------------------------------------------------------------------

 Beginning                    Deposits                                            Investment              Ending
  Balance         Principal           Interest           Distributions            Interest               Balance
-------------------------------------------------------------------------------------------------------------------

      0.00      2,649,101.18         438,795.81               0.00               2,366.60          3,090,263.59
===================================================================================================================


                          Capitalized Interest Account
--------------------------------------------------------------------------------
Beginning                                                         Ending
Balance                   Deposit           Withdraw              Balance
--------------------------------------------------------------------------------

         0.00             788,451.61                  0.00           788,451.61
================================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                      September-00


Class B Crossover Test
--------------------------------------------------------------------------

(a) Remittance date on or after April 2005

(b) Average 60 day Delinquency rate <=              5.5%

(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Apr. 2005 - Sept. 2006              7%
                Oct. 2006 - Sept. 2007              8%
                Oct. 2007 - Mar. 2009               9.5%
                April 2009 and After                10.5%

(e) Current realized loss ratio <=                  3.00%

(f) Does subordinated cert. percentage equal or
     exceed                                         56.840%
     of stated scheduled pool balance

                Beginning M balances                                             41,323,000.00

                Beginning B balances                                             27,993,000.00

                Overcollateralization                                             7,997,938.14
                                                                          ---------------------
                                                                                 77,313,938.14
                Divided by beginning pool
                balance                                                         202,181,280.46
                                                                          ---------------------
                                                                                       38.240%
                                                                          =====================

 Test Met?         Average 60 day delinquency ratio:
 ---------------

       N                                      Over 60s           Pool Balance               %
                                          --------------------------------------------------------

    #DIV/0!        Current Mo                     90,897.15          198,526,810.23       0.05%
                   1st Preceding Mo                    0.00                    0.00      #DIV/0!
                   2nd Preceding Mo                    0.00                    0.00      #DIV/0!
                                                                         Divided by         3
                                                                                    --------------
                                                                                         #DIV/0!
                                                                                    ==============


       N
       N
       N
       N


       Y

                   Cumulative loss ratio:

                                          Cumulative losses                    0.00
                                                            ------------------------
                   Divided by Initial Certificate Principal          266,597,938.14      0.000%
                                                                                    =============
                   Current realized loss ratio:

       N                                  Liquidation                Pool

                                               Losses               Balance
                                          ------------------------------------------
                   Current Mo                          0.00          202,181,280.46
                   1st Preceding Mo                    0.00                    0.00
                   2nd Preceding Mo                    0.00                    0.00
                                          ------------------------------------------
                                                       0.00           67,393,760.15
                                                                                         0.000%
                                                                                    =============

 OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                          Sep-00



                                                                    Delinquency Analysis

                                                31 to 59 days              60 to 89 days       90 days and Over     Total Delinq.
                  No. of     Principal                 Principal            Principal         Principal               Principal
                  Loans      Balance           #       Balance       #      Balance      #    Balance       #         Balance
                  ------------------------------------------------------------------------------------------------------------------


  Excluding Repos    6,079     198,526,810.23   70    1,265,627.11   3       90,897.15   0          0.00       73     1,356,524.26

            Repos        0               0.00    0            0.00   0            0.00   0          0.00        0             0.00
                  ------------------------------------------------------------------------------------------------------------------

            Total    6,079     198,526,810.23   70    1,265,627.11   3       90,897.15   0          0.00       73     1,356,524.26
                  ==================================================================================================================




                                                                            Repossession Analysis
                                      Active Repos                         Reversal       Current Month
                                     Outstanding                        (Redemption)        Repos             Cumulative Repos
                                   Principal                     Principal            Principal                 Principal
                          #        Balance           #            Balance      #      Balance            #      Balance
                  ------------------------------------------------------------------------------------------------------------------


  Excluding Repos       0              0.00        0             0.00      0               0.00      0                0.00

            Repos


            Total


                       1.2%                 0.68%
                    ===================================


OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                                   Sep-00

REPOSSESSION LIQUIDATION REPORT


                             Liquidated                                                                             Net
     Account    Customer     Principal          Sales           Insur.          Total         Repossession      Liquidation
     Number       Name        Balance          Proceeds        Refunds         Proceeds         Expenses         Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                               0.00             0.00           0.00             0.00             0.00              0.00
                                                                                0.00                               0.00
                                                                                0.00                               0.00
                                                                                0.00                               0.00
                                                                                0.00                               0.00
                                                                                0.00                               0.00
                                                                                0.00                               0.00
                                                                                0.00                               0.00
                                                                                0.00                               0.00
                           --------------------------------------------------------------------------------------------------------
                               0.00             0.00           0.00             0.00             0.00              0.00
                           ========================================================================================================


                                                         Net               Current
     Account   Unrecov.          FHA Insurance        Pass Thru           Period Net         Cumulative
     Number    Advances            Coverage            Proceeds          Gain/(Loss)      Gain/(Loss)
----------------------------------------------------------------------------------------------------------
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                  0.00                0.00               0.00                 0.00
                                                         0.00                 0.00
                                                         0.00                 0.00
                                                         0.00                 0.00
                                                         0.00                 0.00
                                                         0.00                 0.00
                                                         0.00                 0.00
                                                         0.00                 0.00
                                                         0.00                 0.00
              ---------------------------------------------------------------------
                  0.00                0.00               0.00                 0.00              0.00
=======================================================================================


REMITTANCE REPORT
REPORTING MONTH:             Sep-00

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL
                                                                Beginning              Beginning
Senior                               Original Certificate      Certificate        Principal Shortfall   Current Principal
Certificates                               Balance               Balance              Carry-Over               Due
----------------------------------------------------------------------------------------------------------------------------

A-1                                        189,284,000.00         189,284,000.00          0.00         3,654,469.91

                                     ---------------------------------------------------------------------------------------
Total Certificate Principal Bal.           189,284,000.00         189,284,000.00          0.00         3,654,469.91
                                     =======================================================================================


                     PRINCIPAL                                             Accelerated
                                                        Ending Principal   Principal         Ending                  Principal Paid
Senior                                     Current       Shortfall Carry-  Distribution     Certificate               Per $1,000
Certificates                            Principal Paid         Over           Amount        Balance      Pool Factor   Denomination
----------------------------------------------------------------------------------------------------------

A-1                                  3,654,469.91              0.00          5,918.77     185,623,611.32      98.06619%     19.33808

                                    ----------------------------------------------------------------------
Total Certificate Principal Bal.     3,654,469.91              0.00          5,918.77     185,623,611.32
                                    ======================================================================






                                                                      Beginning             Beginning
Subordinate                                       Original Certificate Certificate          Principal Shortfall   Current Principal
Certificates                                      Balance              Balance               Carry-Over            Due
                                                    --------------------------------------------------------------------------------

M-1                                                      26,660,000.00       26,660,000.00          0.00                 0.00
M-1 Outstanding Writedown                                                             0.00

M-2                                                      14,663,000.00       14,663,000.00          0.00                 0.00
M-2 Outstanding Writedown                                                             0.00

B-1                                                      13,330,000.00       13,330,000.00          0.00                 0.00
B-1 Outstanding Writedown                                                             0.00

B-2                                                      14,663,000.00       14,663,000.00          0.00                 0.00
B-2 Outstanding Writedown                                                             0.00

Excess Asset Principal Balance                            7,997,938.14        7,997,938.14
                                                  ----------------------------------------------------------------------------------

Total Excluding Writedown Balances                       77,313,938.14       77,313,938.14          0.00                 0.00
                                                  ==================================================================================

All Certificates Excluding Writedown Balances           266,597,938.14      266,597,938.14          0.00         3,654,469.91
                                                    ================================================================================

                                                        266,597,938.46



                                                                                                   Accelerated
                                                                 Ending Principal  Current         Principal        Ending
Subordinate                                     Current          Shortfall Carry-  Writedown/      Distribution     Certificate
Certificates                                    Principal Paid   Over              (Writeup)       Amount           Balance
                                               -------------------------------------------------------------------------------------

M-1                                                      0.00      0.00              0.00                           26,660,000.00
M-1 Outstanding Writedown                                                            0.00                                    0.00

M-2                                                      0.00      0.00              0.00                           14,663,000.00
M-2 Outstanding Writedown                                                            0.00                                    0.00

B-1                                                      0.00      0.00              0.00                           13,330,000.00
B-1 Outstanding Writedown                                                            0.00                                    0.00

B-2                                                      0.00      0.00              0.00                           14,663,000.00
B-2 Outstanding Writedown                                                            0.00                                    0.00

Excess Asset Principal Balance                                                                   (5,918.77)          8,003,856.91
                                               -------------------------------------------------------------------------------------

Total Excluding Writedown Balances                       0.00      0.00              0.00        (5,918.77)         77,319,856.91
                                               ===================================================================================

All Certificates Excluding Writedown Balances    3,654,469.91      0.00              0.00             0.00         262,943,468.23
                                               ===================================================================================

                                                                      Principal Paid
Subordinate                                                             Per $1,000
Certificates                                         Pool Factor      Denomination


M-1                                                100.00000%           0.00000
M-1 Outstanding Writedown

M-2                                                100.00000%           0.00000
M-2 Outstanding Writedown

B-1                                                100.00000%           0.00000
B-1 Outstanding Writedown

B-2                                                100.00000%           0.00000
B-2 Outstanding Writedown

Excess Asset Principal Balance
                                               ---------------------------------

Total Excluding Writedown Balances


All Certificates Excluding Writedown Balances


OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MO.         MONTH                         Sep-00

CERTIFICATE INTEREST ANALYSIS

                                                                    Current                                Interest
                 Pass     Beginning Carry-                          Carry-Over                  Ending     Paid Per
Senior          Through    Over Priority     Current Priority    Priority Interest            Carry-Over     1000       Total Class
Certificates     Rate     Interest Balance   Interest Accrual       Accrual         Paid      Balance    Denomination  Distribution
                --------------------------------------------------------------------------------------------------------------------

A-1             7.7200%               0.00    1,217,727.07           0.00      1,217,727.07     0.00       6.43333     4,878,115.75




                                    ------------------------------------------------------------------------------------------------

Total                                0.00     1,217,727.07          0.00       1,217,727.07     0.00                    4,878,115.75
                                    ================================================================================================



                                                                                  Current                              Ending
                          Pass        Beginning Carry-                           Carry-Over                            Carry-Over
Subordinate              Through      Over Priority      Current Priority    Priority Interest  Priority Interest  Priority Interest
Certificates              Rate        Interest Balance   Interest Accured         Accured              Paid             Balance
                      --------------------------------------------------------------------------------------------------------------

M-1                         8.4900%         0.00            188,619.50              0.00           188,619.50                  0.00


M-2                         8.9000%         0.00            108,750.58              0.00           108,750.58                  0.00


B-1                         9.4200%         0.00            104,640.50              0.00           104,640.50                  0.00

B-2                        10.5000%         0.00            128,301.25              0.00           128,301.25                  0.00

X                                           0.00              5,918.77              0.00                 0.00              5,918.77

R                                           0.00                  0.00              0.00                 0.00                  0.00

Service Fee                 1.0000%         0.00            157,830.22              0.00           157,830.22                  0.00

Current Trustee Fees                                                                                 4,500.00

                                    ------------------------------------------------------------------------------------------------
Total                                       0.00            694,060.82              0.00           692,642.05              5,918.77
                                    ================================================================================================

 All Certificates                           0.00          1,911,787.89              0.00         1,910,369.12              5,918.77
                                    ================================================================================================







                         Beginning                         Current                         Ending       Interest
                        Carry-Over        Current        Carry-Over                      Carry-Over     Paid Per
Subordinate              Writedown       Writedown        Writedown       Writedown      Writedown        1000          Total Class
Certificates           Int. Balance    Int. Accrued     Int. Accrued    Interest Paid   Int. Balance  Denomination     Distribution
                     --------------------------------------------------------------------------------------------------------------

M-1                         0.00            0.00             0.00             0.00         0.00        7.07500          188,619.50


M-2                         0.00            0.00             0.00             0.00         0.00        7.41667          108,750.58


B-1                         0.00            0.00             0.00             0.00         0.00        7.85000          104,640.50

B-2                         0.00            0.00             0.00             0.00         0.00        8.75000          128,301.25

X                                                                                                                             0.00

R                                                                                                                             0.00

Service Fee                                                                                                             157,830.22

Current Trustee Fees                                                                                                      4,500.00

                     ---------------------------------------------------------------------------               --------------------
Total                       0.00            0.00             0.00             0.00         0.00                         692,642.05
                     ===========================================================================               ====================

 All Certificates           0.00            0.00             0.00             0.00         0.00                       5,570,757.80
                     ===========================================================================               ====================


                                                                         Cumulative X Interest Shortfall             5,918.77
                                                                         Cumulative Accelerated Prin. Disb.         (5,918.77)
                                                                                                                  -----------------